PLM INTERNATIONAL, INC.
                      MANDATORY MANAGEMENT STOCK BONUS PLAN

1.       Purpose

         This plan's purpose is to compensate senior management for their contributions to the growth and profits of the Company and its Subsidiaries and increase their investment in the common stock of the Company, thereby enhancing their incentive to build shareholder value, while conserving Company liquidity.

2.       Definitions

         For  purposes  of  this  Plan,  the  following   terms  will  have  the
definitions set forth below:

         (a) "Allocation Ratio." A percentage determined by the Board not to exceed 50 percent.

         (b)      "Company."  PLM International, Inc.

         (c) "Subsidiary" or "Subsidiaries". A corporation or corporations of which the Company owns, directly or indirectly, shares having a majority of the ordinary voting power for the election of directors.

         (d)      "Board."  The Company's Board of Directors.

         (e) "Bonus Compensation Plan." This phrase shall have the meaning supplied by Section 4(a), below.

         (f) "Bonus Share." The shares of common stock of the Company reserved pursuant to Section 3 hereof and issued to a Recipient pursuant to this Plan.

         (g)      "Cause."  For purposes of this Plan, "cause" shall mean:

                  (i) the willful and continued failure by Recipient to perform his or her employment duties (other than any failure resulting from Recipient's incapacity due to physical or mental illness) after demand for substantial performance is delivered by the Company or its Subsidiary which demand specifically identifies the manner in which Recipient has not substantially performed his or her duties;

                  (ii) the willfull and intentional act by the Recipient that is, in the reasonable determination of the Company or its Subsidiary, materially injurious to the Company, monetarily or otherwise;

                  (iii) the breach by the Recipient of any material covenant of Recipient's employment agreement, if any, with the Company; or

                  (iv) the conviction of the Recipient of a crime involving an act of moral turpitude or which is a felony resulting in or intended to result, directly or indirectly, in gain or personal enrichment of the Recipient, relations of the Recipient, or their affiliates at the expense of the Company or its Subsidiary.

                  For purposes of this definition, no act or failure to act on Recipient's part shall be considered willful unless done or omitted to be done, by him or her not in good faith and without the reasonable belief that his or her action(s) or omission(s) was in the best interests of the Company or its Subsidiary.

         (h) "Committee." The Compensation Committee as appointed from time to time by the Board. No member of the Committee shall be eligible for selection as a person to whom shares may be allocated pursuant to this Plan or to whom stock options may be granted to employees of the Company pursuant to any other plan of the Company or any of its affiliates, at any time while he or she is serving on the Committee.

         (i) "Date of Issuance." This term shall mean the date Bonus Shares are allocated and granted to a Recipient pursuant to Board resolution.

         (j) "Fair Value of a Bonus Share." The quoted closing price of the Company's common stock on the Date of Issuance.

         (k) "Plan." The PLM International, Inc. Mandatory Management Stock Bonus Plan.

         (l) "Recipient." An employee of the Company or a Subsidiary to whom shares are allocated under this Plan, or such individual's designated beneficiary, surviving spouse, estate, or legal representative. For this purpose, however, any such beneficiary, spouse, estate, or legal representative shall be considered as one person with the employee.

         (m) "Restricted Period." This phrase shall have the meaning supplied by
         Section 7(c), below.

3.       Bonus Share Reserve

         (a) Bonus Share Reserve. The Company will establish a Bonus Share reserve to which will be credited 500,000 shares of the common stock of the Company, par value $0.01 per share. Should the shares of the Company's common stock, due to a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company or of another corporation, the number of shares then remaining in the Bonus Share reserve shall be appropriately adjusted to reflect such action. If any such adjustment results in a fractional share, the fraction shall be disregarded.

         (b) Adjustments to Reserve. Upon the allocation of shares hereunder, the reserve will be reduced by the number of Bonus Shares so allocated and, upon the repurchase thereof pursuant to Section 7(d) or the forfeiture thereof pursuant to Section 7(e), the reserve shall be increased by such number of such shares, and such Bonus Shares may again be the subject of allocations hereunder.

         (c) Distributions of Bonus Shares. Distributions of Bonus Shares, as the Board shall in its sole discretion determine, may be made from authorized but unissued shares or from treasury shares. All shares issued as Bonus Shares in accordance with the Plan shall be fully paid and non-assessable and free from preemptive rights. All distributions of Bonus Shares under this Plan shall be in compliance with ss.711 of the American Stock Exchange Company Guide or such other equivalent guideline.

4.       Eligibility and Making of Allocations

         (a) Eligible Employees. Any salaried executive employee of the Company or any Subsidiary (including officers and directors, except for persons serving as directors only) who participate in the Company's Executive Management Bonus Pool or any other executive management bonus compensation plan (together, "Bonus Compensation Plans") shall be eligible to receive an allocation of Bonus Shares pursuant to this Plan. Bonus shares allocated pursuant to this Plan are made in substitution of cash compensation that would otherwise be earned by the Recipient under a Bonus Compensation Plan. Bonus Shares are restricted and subject to forfeiture pursuant to Section 7 of this Plan.

         (b) Selection by the Committee. From those employees for whom a cash bonus has been recommended under a Bonus Compensation Plan, the Committee may from time to time select (i) those employees to whom it recommends that the Board make allocations of Bonus Shares, and (ii) the Allocation Ratio that should be applied to each such employee. In selecting those employees whom it wishes to recommend for allocations and in determining the Allocation Ratio it wishes to recommend, the Committee shall consider the position and responsibilities of the eligible employees, the value of their services to the Company and its Subsidiaries and such other factors as the Committee deems pertinent.

         (c) Review by Board of Committee's Recommendations. As promptly as practicable after the Committee makes its recommendations pursuant to
         (b), above, the Board will review the Committee's recommendations and, in the Board's discretion, (i) determine from the list of employees recommended by the Committee which employees should be allocated Bonus Shares under this plan, and (ii) the Allocation Ratio that should be applied to each such employee, provided, however, the Board may, in its sole discretion, increase or decrease the Allocation Ratio to the extent permitted under this Plan.

         (d) Formula for Number of Bonus Shares. The number of Bonus Shares allocable and granted to a Recipient shall be determined as follows: amount of cash bonus due an employee under a Bonus Compensation Plan, multiplied by the Allocation Ratio applicable to such Employee, multiplied by 1.3334 (to compensate employees for the restricted nature of the Bonus Shares and the risk of forfeiture) divided by the Fair Value of a Bonus Share. No fractional shares may be issued under the Plan. Cash bonuses due under a Bonus Compensation Plan will be reduced by an amount equal to the amount of such cash bonus multiplied by the Allocation Ratio applicable to a Recipient being granted Bonus Shares under this Plan.

         (e) Example. For example, a Recipient is to receive a cash bonus under a Bonus Compensation Plan equal to $30,000. The Board has set the Allocation Ratio at 50 percent. The Fair Value of a Bonus Share is $5.00. The Recipient will be allocated 4,000 Bonus Shares computed as follows: $30,000 x .50 x 1.3334 / 5.00. The Recipient's cash bonus payable under the Bonus Compensation Plan will be $15,000 computed as follows: $30,000 - [$30,000 x .50].

         (f) Participation in Other Stock Option Plans. A person who has received options to purchase stock under any stock option plan of the Company or a Subsidiary may exercise the same in accordance with their terms, and will not by reason thereof be ineligible to received Bonus Shares under this Plan. A person who has received Bonus Shares hereunder shall be eligible to, and may, be granted any option or other rights to purchase stock pursuant to any stock option plan or stock purchase plan of the Company presently in effect or hereafter adopted, and he or she shall be eligible to receive additional allocations of Bonus Shares under this Plan or under any other similar plan of the Company.

         (g) Limited on Number of Allocable Shares. The total number of Bonus Shares which may allocated pursuant to this Plan will not exceed the amount available in the Bonus Share reserve.

5.       Form of Allocations

         (a) Number Specified. Each grant shall specify the number of Bonus Shares allocated as well as the Allocation Ratio and the Fair Value of Bonus Shares.

         (b) Notice. When a grant is made, the Board shall advise the Recipient and the Company thereof by delivery of written notice in the form of Exhibit A hereto annexed.

         (c) Registration and Listing. All Bonus Shares granted pursuant to this Plan shall be properly registered with the Securities and Exchange Commission under the Securities Act of 1933. The Company shall take such action as shall be necessary to cause any and all Bonus Shares issued pursuant to this Plan and not previously listed to be promptly listed on the American Stock Exchange and/or such other exchange(s) on which shares of the same class as the Bonus Shares are then listed.

6.       No Payment Required of Recipients

         (a) No Payment Required. Recipients shall not be required to pay any amounts to the Company upon allocation, grant, transfer or sale of the Bonus Shares. The Company shall be entitled to make appropriate withholding for income or employment taxes or other similar items.

         (b) Investment Purpose. The Company may require that, in acquiring any Bonus Shares, the Recipient agree with, and represent to, the Company that the Recipient is acquiring such Bonus Shares for the purpose of investment and with no present intent to transfer, sell, or otherwise dispose of such shares as set forth in Exhibit B, below.

7.       Restrictions

         (a) Transfer/Issuance. Bonus Shares will be promptly transferred or issued after the Date of Issuance and a certificate or certificates for such shares shall be issued in the Recipient's name. The Recipient shall thereupon be a shareholder of all the shares represented by the certificate or certificates. As such, the Recipient will have all the rights of a shareholder with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions (subject to Section 7(b)) paid with respect to such shares, provided, however, that the shares shall be subject to the restrictions in Sections 7(d) and 7(e). Stock certificates representing Bonus Shares will be imprinted with a legend stating that the shares represented thereby may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of except in accordance with this Plan's terms, and each transfer agent for the Common Stock shall be instructed to like effect in respect of such shares. In aid of such restrictions, the Recipient shall, immediately upon receipt of the certificate(s) deposit such certificate(s) together with a stock power or other instrument of transfer, appropriately endorsed in blank, with an escrow agent designated by the Committee, under a deposit agreement containing such terms and conditions as the Committee shall approve, the expenses of such escrow to be borne by the Company.

         (b) Stock Splits, Dividends, etc. If, due to a stock split, stock dividend, combination of shares, or any other change or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the Recipient, as the owner of Bonus Shares subject to restrictions hereunder, shall be entitled to new, additional, or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new, additional, or different shares or securities, together with a stock power or other instrument of transfer appropriately endorsed, also shall be imprinted with a legend as provided in Section 7(a) and deposited by the Recipient with the escrow agent. If any of the event(s) described in the preceding sentence occur, all Plan provisions relating to restrictions and lapse of restrictions will apply to such new, additional, or different shares or securities to the same extent applicable to the Bonus Shares with respect to which they were distributed, provided, however, that if the Recipient shall receive rights, warrants or fractional interest in respect of any of such Bonus Shares, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by the Recipient free and clear of the restrictions hereafter set forth.

         (c) Restricted Period. The term "Restricted Period" with respect to restricted Bonus Shares (after which restrictions shall lapse) means, subject to Section 7(f) below, a period starting on the Date of Issuance of such shares to the Recipient and ending on the date three
         (3) years after the Date of Issuance, or as the Committee may otherwise establish at the time of allocation of shares hereunder.

         (d) Restrictions on Transfer of Bonus Shares. During the Restricted Period applicable to Bonus Shares and except as otherwise specifically provided in the Plan, none of such shares shall be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of unless the Company shall offer to repurchase such shares for the then fair market value of such shares, with appropriate adjustment for any change in the Bonus Shares of the nature described in Section 7(b). Unless such repurchase is otherwise prohibited by the laws of the State of California or other applicable state or federal law currently in effect at the time of an offer of Bonus Shares by the Company for repurchase pursuant to the terms of this Plan, the Company shall repurchase said shares and make payment in full therefor fifteen (15) days following such offer. Fair market value of such shares shall be the quoted closing price of the Company's common stock two days before payment for such shares is made by the Company.

         (e) During the Restricted Period, in the event a Recipient voluntarily terminates his or her employment with the Company or any Subsidiary or is terminated for Cause, any and all Bonus Shares for which restrictions have not lapsed pursuant to Section 7(f) shall be immediately forfeited by such Recipient and such Recipient shall no longer have any rights, title or interests in such Bonus Shares, related shares issued pursuant to Section 7(b) or any dividends or distributions derived therefrom. Such Bonus Shares and related shares will be surrendered to the Company by the escrow agent, will be placed in the treasury of the Company, and will no longer be considered outstanding.

         (f)  Lapse  of  Restricted   Period.  The  restrictions  and  risks  of
         forfeiture set forth in Sections 7(d) and 7(e) hereof will lapse as follows:

                (i) as to 33.33% of Bonus Shares on the first anniversary of the Date of Issuance, or

                (ii) an additional 33.33% of Bonus Shares on the second anniversary of the Date of Issuance, or

                (iii) all remaining Bonus Shares on the third anniversary of the Date of Issuance, or

                (iv)  upon the Recipient's death, or

                (v) upon acceptance by the Board of an offer to acquire all or substantially all of the Company's common stock or assets, or

                (vi) upon announcement of an offer tendering for all or more than 50 percent of the Company's outstanding common stock, or

                (vii)  upon resolution of the Board, or

                (viii)  upon termination of this Plan.

         (g) Transfers Upon Death of Recipient. Nothing in this Plan will preclude the transfer of Bonus Shares, on the Recipient's death, to the Recipient's legal representatives or estate, nor preclude such representatives from transferring any of such shares to the person(s) entitled thereto by will or the laws of descent and distribution.

         (h) Delivery of Written Notice. All notices in writing required pursuant to Sections 5 or 7 will be sufficient only if actually delivered or if sent via registered or certified mail, postage prepaid to Recipient's home address, and will be conclusively deemed given on the date of delivery, if delivered or on the second business day following the date of such mailing, if mailed.

8.       Finality of Determination

         The Committee will administer this Plan and construe its provisions. Any determination by the Committee (except insofar as it will make recommendations only) in carrying out, administering, or construing this Plan will be final and binding for all purposes and upon all interested persons and their heirs, successors, and personal representatives.

9.       Limitations

         (a) No Right to Allocation. No person will at any time have any right to receive an allocation or grant of Bonus Shares hereunder and no person will have authority to enter into an agreement for the making of an allocation or grant or to make any representation or warranty with respect thereto.

         (b) Rights of Recipients. Recipients of allocations will have no rights in respect thereof other than those set forth in the Plan. Except as provided in Section 7(g), such rights may not be assigned or transferred except by will or by the laws of descent and distribution. Any attempt to sell, exchange, transfer, pledge, hypothecate, or otherwise dispose of any Bonus Shares held by the Recipient under restrictions which have not yet lapsed, will be deemed null and void. Before issuance of Bonus Shares, no such shares will be earmarked for the Recipients' accounts nor will such Recipients have any rights as stockholders with respect to such shares.

         (c) No Right to Continued Employment. Neither the Company's action in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, will be construed as giving to any person the right to be retained in the employ of the Company or any Subsidiary.

10.      Amendment, Suspension or Termination of Plan

         The Board may amend, suspend or terminate the Plan in whole or in part at any time; provided that such amendment, suspension or termination will not affect adversely rights or obligations with respect to allocations previously made.

11.      Governing Law.

         The Plan will be governed by the laws of the State of California.

12.      Expenses of Administration.

         All costs and expenses incurred in the operation and administration of this Plan will be borne by the Company.

                     EXHIBIT "A" -- PLM INTERNATIONAL, INC.
                     MANDATORY MANAGEMENT STOCK OPTION PLAN

To:      1.       ____________________, Recipient, and
         2.       Chief Financial Officer, PLM International, Inc.

         This is to advise you that PLM International, Inc.'s Board of Directors has on the date of this notice allocated to the Recipient above named a total of ___________ Bonus Shares under and pursuant to the Mandatory Management Stock Bonus Plan. The applicable Allocation Ratio is _____ percent. The Fair Value of Bonus Shares is $______/share. The cash compensation under your Bonus Compensation Plan has been reduced by $15,000.

                                  ------------------------------
                                  For the Board
                                  Douglas P. Goodrich

Date: ___________________________

                     EXHIBIT "B" -- PLM INTERNATIONAL, INC.
                      MANDATORY MANAGEMENT STOCK BONUS PLAN

To:      Chief Financial Officer, PLM International, Inc.

         I represent that the 7,778 Bonus Shares allocated to me pursuant to the Company's Mandatory Management Stock Bonus Plan, upon receipt of these Bonus Shares, will be deposited, together with a stock power duly endorsed in blank, with an escrow agent appointed pursuant to Section 7(a) of the Plan, I represent and agree that I am acquiring these Bonus Shares for investment and that I have no present intention to transfer, sell or otherwise dispose of such shares, except as permitted pursuant to the Plan and in compliance with applicable securities laws. I acknowledge that these Bonus Shares are subject to restrictions on transfer and subject to forfeiture as set forth in the Plan. I agree further that I am acquiring these shares in accordance with, and subject to, the terms, provisions and conditions of said Plan, to all of which I hereby expressly assent. These agreements will bind and inure to the benefit of my heirs, legal representatives, successors and assigns.

My address of record is:
My Social Security Number is:

Receipt of the above, together with the payment referred to, is hereby acknowledged.

-----------------------------------
Recipient:


PLM International, Inc.

By:


Date:










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